Filed pursuant to Rule 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Montrusco Bolton Large Cap Growth Fund

(formerly AMG Managers Montag & Caldwell Growth Fund)

Supplement dated May 24, 2021 to the Summary Prospectus, dated May 24, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Montrusco Bolton Large Cap Growth Fund (formerly AMG Managers Montag & Caldwell Growth Fund) (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

The Fund is currently seeking shareholder approval of the following proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC and Montrusco Bolton Investments, Inc. with respect to the Fund; (ii) to approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”; (iii) to approve a change to the Fund’s fundamental investment objective; (iv) to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental; (v) to amend or eliminate certain of the Fund’s fundamental investment restrictions; and (vi) to approve a modified “manager-of-managers” structure for the Fund (the “Proposals”).

The Summary Prospectus is amended as follows unless and until such time as shareholders approve the applicable Proposals:

The section titled “Investment Objective” on page 1 shall read as follows:

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 shall read as follows:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.17%	None
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.16%	0.99%

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$118	$368	$638	$1,409
Class I	$101	$315	$547	$1,213

The last sentence of the third paragraph of the section titled “Principal Investment Strategies” beginning on page 1 is deleted.

The section titled “Principal Risks” beginning on page 2 is revised to reflect that Non-Diversified Fund Risk is not a principal risk of the Fund.

The section titled “Portfolio Management – Subadviser” on page 3 shall read as follows:

Subadviser

Montrusco Bolton Investments, Inc.

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE